                                                                   EXHIBIT 10.41

                            STOCK PURCHASE AGREEMENT


        This Stock Purchase Agreement (this "Agreement") made as of this 16 day of June, 2000, by and among WebSideStory, Inc., a California corporation (the "Company"), the Company's founding shareholders, Blaise Barrelet, Agnes Barrelet and Michael Christian (collectively, the "Founders") and the investment partnerships and other investors named in Exhibit A attached hereto (collectively the "Investors," and each individually an "Investor").

        WHEREAS, the Investors are currently shareholders of the Company pursuant to the Stock Purchase Agreement, by and among the Company, the Founders and the Investors and dated as of June 18, 1999 (the "Original Stock Purchase Agreement");

        WHEREAS, the Company has duly authorized for issuance to the Investors an additional aggregate of 1,754,034 shares of Convertible Redeemable Participating Preferred Stock ("Convertible Preferred Stock") for an aggregate purchase price of $1,750,000 and 11.66667 shares of Redeemable Preferred Stock ("Redeemable Preferred Stock") for an aggregate purchase price of $1,750,000;

        WHEREAS, each of the Investors desires to purchase, and the Company desires to sell, the respective number of shares of Convertible Preferred Stock and Redeemable Preferred Stock as set forth on Exhibit A attached hereto, for an aggregate consideration of $3,500,000 and to sell to each of the Investors a warrant to purchase shares of Common Stock, in the form attached hereto as Exhibit B (each being a "Warrant") for an aggregate purchase price of $10,000.00.

        WHEREAS, in order to reflect the increased number of shares being purchased by the Investors hereunder, the Company, the Investors and the Founders desire to amend the

        Registration Rights Agreement, by and among the Company and the Investors (as defined therein), dated as of June 18, 1999 (the "Registration Rights Agreement"), and the

        Stockholders Agreement, by and among the Company, the Founders and the Investors (as defined therein), dated as of June 18, 1999 and as amended December 20, 1999 (the "Stockholders Agreement").

        NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1 PURCHASE, SALE AND AMENDMENTS

        1.1 Sale and Purchase. Upon the terms and subject to the conditions contained herein, and in reliance upon the representations and warranties set forth in Section 2 hereof, at the Closing each Investor is hereby (a) purchasing from the Company, and the Company is hereby issuing, selling, and delivering to each Investor, shares of Convertible Preferred Stock in the respective amounts set forth in Exhibit A for an aggregate of 1,754,034 shares of Convertible Preferred Stock, (b) purchasing from the Company, and the Company is hereby issuing, selling, and delivering to each Investor, the number of Redeemable Preferred Stock in the respective amounts set forth in Exhibit A for an aggregate of 11.66667 shares of Redeemable Preferred Stock, (c) purchasing from the Company, and the Company is hereby issuing, selling, and delivering to each Investor a warrant to purchase the respective number of shares of Common Stock set forth in Exhibit A for shares with an aggregate value of $1,750,000.00, and
(d) delivering to the Company the purchase price of the Convertible Preferred Stock, Redeemable Preferred Stock and the Warrant, each as set forth opposite such Investor's name on Exhibit A.

        1.2 Closing. The closing of the purchase and sale of the Convertible Preferred Stock, the Redeemable Preferred Stock and the Warrant (the "Closing"), shall take place at the Company's offices at 10:00 a.m. on the date the Certificate of Amendment to the Restated Articles of Incorporation to be filed shall have become effective under the laws of the State of California or at such other time and place as shall be mutually agreed upon by the Company and the Investors (the "Closing Date").

        1.3 Registration Rights Agreement. Each of the Company and the Investors hereby modify and amend the Registration Rights Agreement for the sole purpose of including (1) the shares of Common Stock issued or issuable upon conversion of the Company's Convertible Preferred Stock (the "Conversion Shares") and (2) the shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares") in the definition of "Registrable Securities" as such term is defined in the Registration Rights Agreement and agree that the Registration Rights Agreement's terms and conditions in all material respects shall govern the registration rights with respect to the shares being purchased hereunder and shall bind the Company and the Investors in all respects thereto, without any amendment or distinctions being made between the shares being purchased hereunder and "Registrable Securities" as originally defined in the Registration Rights Agreement.

        1.4 Rights Under Stockholders' Agreement and Articles. Each of the Company, the Founders and the Investors hereby modify and amend the Stockholders' Agreement for the sole purpose of including (1) the shares of the Company's Convertible Preferred Stock being purchased hereunder (and the Conversion Shares), (2) the shares of Redeemable Preferred Stock being purchased hereunder and (3) the Warrant Shares in the definition of "Shares" as such term is defined in the Stockholders' Agreement and agree that the Stockholders' Agreement's terms and conditions in all material respects shall govern the rights and restrictions of the shares of capital stock being purchased hereunder and the Warrant Shares and shall bind the Company, the Founders and the Investors in all respects thereto, without any amendment or distinctions being made between the shares being purchased hereunder and the Warrant Shares and "Shares" as originally defined in the Stockholders' Agreement. The Investors further hereby consent to the transactions contemplated pursuant to this Agreement and agree to a one-time waiver of their rights to notice under Section
3.1 of the Stockholders' Agreement with respect to the sale of capital stock being purchased hereunder and the sale of the Warrant and the issuance of the Warrant Shares upon exercise of the Warrant.

SECTION 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        In order to induce the Investors to enter into this Agreement, the Company represents and warrants to the Investors as follows:

        2.1 Registration Statement. The Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 18, 2000, as amended (the "Registration Statement"), complies in all material respects with Regulation S-K and Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act") except that the Registration Statement does not include (i) any pricing information of information derived therefrom or (ii) any information related to the transactions contemplated hereby.

        2.2 Authorization and Non-Contravention. The Company has full right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of the Company pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and all other agreements, documents and instruments to be executed and delivered by the Company as contemplated hereby, and the issuance and delivery of (i) the Convertible Preferred

Stock, (ii) the Conversion Shares, (iii) the Redeemable Preferred Stock, (iv) the Warrant and (v) the Warrant Shares have been duly authorized by all necessary corporate and other action of the Company. This Agreement and all documents executed by the Company pursuant hereto are valid and binding obligations of the Company enforceable in accordance with their terms, except as rights to indemnification hereunder or thereunder may be limited by applicable law and except as the enforcement hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The execution, delivery and performance by the Company of this Agreement and all other agreements, documents and instruments to be executed and delivered by the Company as contemplated hereby and the issuance and delivery of (i) the Convertible Preferred Stock, (ii) the Conversion Shares,
(iii) the Redeemable Preferred Stock, (iv) the Warrant and (v) the Warrant Shares do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) or loss of benefit under any contract or obligation to which the Company is a party or by which any of its assets is bound, or any provision of the Articles of Incorporation, as amended, or By-laws of the Company; (B) materially violate or result in a material violation of, or constitute a material default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to the Company; (C) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or third party except the filing of the Certificate of Amendment to the Articles of Incorporation and any filings required under applicable blue sky laws; or (D) accelerate any obligation under or give rise to a right of termination of or result in a loss of benefit under any indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company is a party or by which the property of the Company is bound or affected, or result in the creation or imposition of any material mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of the Company except the redemption of any Preferred Stock may be limited as provided in that certain Credit Agreement, dated August 4, 1999, between Imperial Bank and the Company, as amended to date.

        2.3 Capitalization. As of the Closing and after giving effect to the transactions contemplated hereby, the authorized capital stock of the Company will consist of 376,788,858 shares of which: (a) 360,000,000 shares will be designated Common Stock, of which (i) 99,223,641 shares will be issued and outstanding, (ii) 20,153,088 shares will be issuable upon exercise or conversion of outstanding options, warrants and other rights to purchase Common Stock of the Company and (iii) 47,334,461 shares will be reserved for issuance upon conversion of the Convertible Preferred Stock; (b) 16,788,746 shares will be designated Convertible Redeemable Participating Preferred Stock, all of which will be issued and outstanding; and (c) 112 shares will be designated Redeemable Preferred Stock, of which 111.66667 shares will be issued and outstanding. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of the Company (including, without limitation, the Convertible Preferred Stock and the Redeemable Preferred Stock) have been duly and validly authorized and issued and are fully paid and nonassessable and have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and not subject to any preemptive rights, except as contemplated by this Agreement and the other agreements, documents and instruments related hereto. The Conversion Shares and the Warrant Shares (when issued in accordance with the terms of the Warrant) will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable and not subject to any preemptive rights and, assuming the accuracy of the representations and warranties of the Investors, will be issued in compliance with federal and state securities laws. The relative rights, preferences and other provisions relating to the shares of Convertible Preferred Stock, Redeemable Preferred Stock and Common Stock are as set forth in the Articles of Incorporation, as amended.

        2.4 Disclosure. The representations and warranties made or contained in this Agreement, the schedules and exhibits hereto and the certificates and statements executed or delivered in connection herewith, and the information concerning the business of the Company contained in its Registration Statement when taken together, do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or other material not misleading in light of the circumstances in which they were made or delivered. With respect to assumptions, projections, expressions of opinion and/or predictions made by the Company, the Investors acknowledge that Company only represents that such assumptions, projections, expressions of opinion and predictions are made in good faith and the Company believes that there is a reasonable basis therefor.

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

        Each Investor hereby represents and warrants to the Company as follows:

        3.1 Investment Status. Each Investor is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. Each Investor is purchasing the Warrant, the Convertible Preferred Stock and the Redeemable Preferred Stock for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Each such Investor acknowledges that its respective Warrant, Convertible Preferred Stock and Redeemable Preferred Stock have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available.

        3.2 Authority. Each Investor has full right, authority and power under its charter, by-laws or governing partnership agreement, as applicable, to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Investor pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, and the execution, delivery and performance by such Investor of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action under such Investor's charter, by-laws or governing partnership agreement, as applicable. This Agreement and each agreement, document and instrument executed and delivered by each Investor pursuant to or as contemplated by this Agreement constitute, or when executed and delivered will constitute, valid and binding obligations of each of the Investors enforceable in accordance with their respective terms.

        3.3 Investment Banking; Brokerage Fees. No Investor has incurred or become liable for any broker's or finder's fee, banking fees or similar compensation relating to or in connection with the transactions contemplated hereby.

        3.4 Due Diligence; Disclosure of Information. Each Investor has performed a due diligence investigation of the Company and its industry. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company's management regarding the Company's business, management and financial affairs, as well as the terms and conditions of the offering of the Convertible Preferred Stock, the Redeemable Preferred Stock and the Warrant.

        3.5 Investment Experience. Each Investor has such knowledge and experience regarding the industry of the Company, investments in companies similar to the Company and financial or business matters generally that it is capable of evaluating fully the merits and risks of its investment in the Warrant, the Convertible Preferred Stock and the Redeemable Preferred Stock. Each Investor acknowledges that it is able to fend for itself and can bear the economic risk of its investment. Each Investor represents and warrants that it maintains its principal place of business at the address indicated for such Investor on the signature pages of this Agreement and that such Investor is organized under the laws of the state indicated for such Investor on such signature pages.

        3.6 Restricted Securities. Each Investor understands that the Warrant, the Convertible Preferred Stock, the Redeemable Preferred Stock and the Warrant that it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

        3.7 Securities Law Compliance. Each Investor acknowledges and understands that the Company is relying on the representations and warranties set forth above in this Section 3 for compliance with applicable federal and state securities laws.

SECTION 4 CONDITIONS OF PURCHASE BY THE INVESTORS

        Each Investor's obligation to purchase and pay for the shares to be purchased by it hereunder shall be subject to the fulfillment to the Investors' satisfaction, or the waiver by the Investors, on or before and at the Closing Date of the following conditions:

        4.1 Corporate Documents. The Company shall have adopted the Certificate of Amendment to the Restated Articles of Incorporation and such Certificate of Amendment shall have become effective under the laws of the State of California.

        4.2 Representations; Satisfaction of Conditions. The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date as though made as of the date.

SECTION 5 COVENANTS OF THE COMPANY

        The Company (which term shall be deemed to include, for purposes of this Section 5, any subsidiary of the Company formed after the date of this Agreement) agrees with the Investors that it shall comply with the covenants contained in the Original Stock Purchase Agreement; provided, however, that the Company shall not be obligated to pay legal fees and expenses incurred by the Investors with respect to this transaction in excess of $10,000.00. Notwithstanding the foregoing, the Company represents that it has not yet obtained key man life insurance on Blaise Barrelet, and the Investors acknowledge this fact and waive any claim of breach of the Company's covenant to do so "promptly".

SECTION 6 SURVIVAL

        All covenants, agreements, representations and warranties of the Company, the Founders and the Investors made herein and in the certificates, lists, exhibits, schedules or other written information delivered or furnished to any Investor in connection herewith shall: (a) be deemed to have been relied upon by the party or parties to whom they are made and shall survive the Closing for a period of one (1) year from the Closing Date, regardless of any investigation on the part of such party or its representatives provided, however, that the representations and warranties set forth in the first three
(3) sentences of Section 2.2 and in Section 2.3 shall not so terminate after the conclusion of such one year period and (b) bind the parties' successors and assigns (including, without limitation, any successor to the Company by way of acquisition, merger or otherwise), whether so expressed or not; and, except as otherwise provided in this Agreement, all such representations and warranties shall inure to the benefit of the Investors' successors and assigns, whether so expressed or not.

SECTION 7 GENERAL

        The "General" provisions of Section 8.1 ("Amendments, Waivers, & Consents"), 8.2 ("Legend on Securities"), 8.3 ("Governing Law"), 8.4 ("Section Headings and Gender"), 8.5 ("Counterparts"), 8.7 ("Notices and Demands"), 8.8 ("Dispute Resolution"), 8.9 ("Remedies, Severability"), 8.10 ("Integration") and
8.11 ("Certain Definitions") of the Original Stock Purchase Agreement for the purposes of this Agreement are hereby incorporated by reference in all respects.















                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.


                                        THE COMPANY:

                                        WEBSIDESTORY, INC.



                                        By: /s/ JOHN J. HENTRICH
                                           -------------------------------------
                                           John J. Hentrich
                                           President and Chief Executive Officer


                                        FOUNDERS:


                                        /s/ BLAISE BARRELET
                                        ----------------------------------------
                                        Blaise Barrelet


                                        /s/ AGNES BARRELET
                                        ----------------------------------------
                                        Agnes Barrelet


                                        /s/ MICHAEL CHRISTIAN
                                        ----------------------------------------
                                        Michael Christian



                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                INVESTORS:

                                SUMMIT VENTURES V, L.P.
                                By: Summit Partners V, L.P., its General Partner
                                By: Summit Partners, LLC, its General Partner


                                By:                  *
                                   ---------------------------------------------

                                SUMMIT V COMPANION FUND, L.P.
                                By: Summit Partners V, L.P., its General Partner
                                By: Summit Partners, LLC, its General Partner


                                By:                  *
                                   ---------------------------------------------

*By: /s/ WALTER G. KORTSCHAK
    --------------------------
     Walter G. Kortschak        SUMMIT V ADVISORS FUND, L.P.
     Member                     By: Summit Partners, LLC, its General Partner


                                By:                  *
                                   ---------------------------------------------


                                SUMMIT V ADVISORS FUND (QP), L.P.
                                By:  Summit Partners, LLC, its General Partner


                                By:                  *
                                   ---------------------------------------------


                                SUMMIT INVESTORS III, L.P.



                                By: /s/ WALTER G. KORTSCHAK
                                   ---------------------------------------------
                                       Walter G. Kortschak
                                       General Partner




                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.


                                TA/ADVENT VIII L.P.
                                By: TA Associates VIII LLC, its General Partner
                                By: TA Associates, Inc., its Manager


                                By:                  *
                                   ---------------------------------------------


                                ADVENT ATLANTIC AND PACIFIC III L.P.
                                By: TA Associates AAP III Partners, its General
                                    Partner
                                By: TA Associates, Inc., its General Partner


                                By:                  *
                                   ---------------------------------------------

*By: /s/ KURT R. JAGGERS
    --------------------------
     Kurt R. Jaggers            TA INVESTORS LLC
     Managing Director          By: TA Associates Inc., its Manager


                                By:                  *
                                   ---------------------------------------------


                                TA EXECUTIVES FUND LLC
                                By:  TA Associates, Inc., its Manager


                                By:                  *
                                   ---------------------------------------------



                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A

                           CONVERTIBLE PREFERRED STOCK


         INVESTOR                                      SHARES        PURCHASE PRICE
         --------                                    ---------       --------------
Summit Ventures V, L.P.                                650,444         $648,947.95
Summit V Companion Fund, L.P.                          151,419          151,070.85
Summit V Advisors Fund, L.P.                            45,950           45,844.17
Summit V Advisors Fund (QP), L.P.                       14,042           14,009.68
Summit Investors III, L.P.                              15,162           15,127.35
TA/Advent VIII L.P.                                    714,669          713,025.37
Advent Atlantic and Pacific III L.P.                   134,476          134,166.73
TA Investors LLC                                        13,579           13,547.77
TA Executives Fund LLC                                  14,293           14,260.13
                                                     ---------       -------------
                                       TOTAL         1,754,034       $1,750,000.00
                                                     =========       =============

                           REDEEMABLE PREFERRED STOCK

         INVESTOR                                      SHARES        PURCHASE PRICE
         --------                                     --------       --------------
Summit Ventures V, L.P.                                4.32632         $648,947.95
Summit V Companion Fund, L.P.                          1.00714          151,070.85
Summit V Advisors Fund, L.P.                           0.30563           45,844.17
Summit V Advisors Fund (QP), L.P.                      0.09340           14,009.68
Summit Investors III, L.P.                             0.10085           15,127.35
TA/Advent VIII L.P.                                    4.75363          713,045.00
Advent Atlantic and Pacific III L.P.                   0.89430          134,145.00
TA Investors LLC                                       0.09030           13,545.00
TA Executives Fund LLC                                 0.09510           14,265.00
                                       TOTAL          11.66667       $1,750,000.00

                                    WARRANT

         INVESTOR                                      SHARES               COST
         --------                                      ------               ----
Summit Ventures V, L.P.                              1,833,870           $3,708.27
Summit V Companion Fund, L.P.                          426,913              863.26
Summit V Advisors Fund, L.P.                           129,554              261.97
Summit V Advisors Fund (QP), L.P.                       39,592               80.06
Summit Investors III, L.P.                              42,747               86.44
TA/Advent VIII L.P.                                  2,015,232            4,075.00
Advent Atlantic and Pacific III L.P.                   379,308              767.00
TA Investors LLC                                        38,079               77.00
TA Executives Fund LLC                                  40,057               81.00
                                                     ---------          ----------
                                       TOTAL         4,945,352          $10,000.00
                                                     =========          ==========



                     [EXHIBIT TO STOCK PURCHASE AGREEMENT]

                                    EXHIBIT B

                                 FORM OF WARRANT

                                 (SEE ATTACHED)






                      [EXHIBIT TO STOCK PURCHASE AGREEMENT]